    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 9, 2007

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2007

                            W. R. BERKLEY CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-15202                  22-1867895
(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation)                  Number)             Identification No.)

    475 STEAMBOAT ROAD, GREENWICH, CT                                    06830
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (203) 629-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the offering of $250 million of the Company's senior notes due 2037. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     In addition, attached to this Form 8-K as Exhibit 99.2 and incorporated herein by reference is certain unaudited financial information relating to the Company's results of operations for the fourth quarter of 2006 and the year then ended. This information was previously released by the Company on February 8, 2007 and subsequently filed under Item 2.02 on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     99.1   Press Release, dated February 9, 2007

     99.2   Unaudited Financial Information relating to the Company

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W. R. BERKLEY CORPORATION


                                        By: /s/ Eugene G. Ballard
                                            ------------------------------------
                                        Name: Eugene G. Ballard
                                        Title: Senior Vice President,
                                               Chief Financial Officer
                                               and Treasurer

Date: February 9, 2007

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                                  EXHIBIT INDEX

Exhibit:

99.1   Press Release dated February 9, 2007

99.2   Unaudited Financial Information relating to the Company